Infinity Pharmaceuticals (NASDAQ: INFI) Overview for investor presentations January 2007 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-
looking statements.
• Such forward-looking statements include statements regarding future clinical trial activity for IPI-504 in both intravenous and oral form; the collection of additional clinical information on IPI-504; the intended utilization and commercial potential of IPI-504; the ability to name clinical candidates in the company’s research programs;
estimates of 2007 financial performance and year-end cash balance; and the expectation that Infinity will have cash to support its current operating plan through at least December 31, 2009.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations.  For example, there can be no guarantee that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, be approved for sale in any market or that, if approved, revenue from sales of such product will reach any specific level. In particular, management's expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities and investigational review boards at clinical trial sites; Infinity’s ability to enroll patients in its clinical trials; Infinity's dependence on its collaborations with MedImmune and Novartis; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures;
and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any products it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included Infinity's quarterly report on Form 10-Q for the quarter ended September 30,
2006, as filed with the Securities and Exchange Commission on November 9, 2006.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and
Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

•
Focus on emerging targets in oncology
•
Lead clinical product: IPI-504, a novel Hsp90 inhibitor
– Biologically active, well-tolerated in disease-focused Phase I trial (GIST)
– Expansion of clinical development expected in 2007
•
Pipeline of internally-discovered cancer drug candidates
– Hedgehog pathway, Bcl-2/Bcl-xL, additional programs
•
5 Pharma/Biotech corporate alliances
– MedImmune, Novartis (2), Amgen, and J & J
•
Significant cash position
– Projected cash runway through at least the end of 2009
•
Proven biotech leadership team
Profile of Infinity Pharmaceuticals (NASDAQ: INFI)

IPI-504 (Combinations)
IPI-504 (Oral)
Additional tumors
(solid & hem.)
IPI-504 (IV)
NSCLC IPI-504 (IV)
GIST IPI-504 (IV)
Early discovery
Hsp90
Bcl-2/Bcl-xL
Hedgehog pathway
Phase II Phase I Preclinical Discovery Programs
Product pipeline
Current
Planned for next 12
months, pending data
Phase I/II

5 Lead clinical program IPI-504 – a novel Hsp90 inhibitor * * * * * *

Lead clinical product: IPI-504 (Hsp90 inhibitor)
•
Novel chemical entity with strong intellectual property position
•
Preclinical evidence of broad therapeutic potential
•
Biologically active and well-tolerated in Phase I (patients with metastatic Gleevec
®
-refractory GIST)
•
Clinical expansion expected in 2007
–
Phase I/II trial in non-small cell lung cancer (NSCLC)
–
Phase II trial(s)
–
Combination with standards of care
•
Clinical trial for oral IPI-504 planned for 2007

Phase I trial in refractory GIST
Principal Investigator:
•
Dr. George Demetri, Dana-Farber Cancer Institute
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase II dose
Surrogate marker of
response:
•
PET scans
Schedule A:
•
Days 1, 4, 8, 11 of 21 day cycle, with a 10-day-off
period, or “drug holiday”
Schedule B:
•
Twice weekly in a 3-week cycle (i.e., no drug
holiday)
Trial description:
•
Phase I trial in patients with Gleevec-refractory
metastatic gastrointestinal stromal tumors (GIST)

Preliminary results from GIST trial (November 2006)
•
20 GIST patients treated with IPI-504
–
20/20 prior Gleevec
®
therapy
–
19/20 prior Sutent
®
therapy
•
IPI-504 well-tolerated up to 400 mg/m
2
–
MTD not reached
•
Biological activity observed via qualitative assessment of PET images (“PET response”) in 7 of 17 evaluated patients (41%)
•
6 of 15 evaluated patients (40%) received 5 or more cycles of therapy

Background on PET imaging
•
Positron emission tomography (PET) is an imaging technology
–
Labelled glucose is visible on PET scan
–
Glucose concentrates in most metabolically-active tissues
–
Cancer cells appear as bright spots on PET images
•
PET used as a surrogate marker of response in oncology trials
–
PET responses also seen in Gleevec and Sutent GIST trials
•
PET response correlated with enhanced survival in many cancers, including GIST
1
1 Kelloff GJ, et al. Clin Cancer Res 2005;11(8) April 15, 2005: 2785.

Cumulative proportion surviving
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
100
200
300
400
500
600
700
Time (days)
n=13
PET non-responders n=8
P=0.00107
Complete
Censored

10 Initial PET response predicts long-term survival (Gleevec) 1 Kaplan Meier Estimate of Overall Survival 1 Stroobants S, et al. Eur J Cancer 2003;39:2012-20. PET responders PET non-responders

0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Weeks Post First Dose
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 216 228 240 252 264
PROGRESSION
On Imatinib
Median 36 wks
Overall Survival by Best Response Achieved
(Kaplan Meier Estimate)
STABLE DISEASE
Median not reached
PARTIAL RESPONSE
GIST Patients Benefit Regardless of Tumor Shrinkage (Gleevec)
1 Blanke, CD, et al. J Clin Onc 2006 (ASCO Proceedings) Part I, Vol 24; No. 18S: 9528.
1

IPI-504 PET response (at 150 mg/m
2
)
Baseline
Cycle 1, Day 21
After 10 days
off treatment
Cycle 1, Day 11
72 hours post
2
nd
dose of IPI-504
Cycle 3, Day 12
After additional
cycles of
treatment
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School

IPI-504 PET response (at 400 mg/m
2
)
Baseline
Cycle 1 Day 12
24 hours after 4
th
dose of IPI-504
Courtesy of Van den Abbeele, Wagner & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School
(Other spots are
anatomical
features: kidney,
bladder, etc.)
Tumor

PET images suggest biological activity and inform
schedule
•
Modulation of PET signal in response to drug administration and holiday suggests a pharmacological effect of IPI-504
–
Similar pattern of response seen with Sutent on a 4-weeks on, 2-weeks off schedule¹
•
New schedule to evaluate removal of drug holiday
Days 1, 4, 8, 11 of 21-day
cycle (with drug holiday)
90 mg/m
2
400 mg/m
2
No MTD reached
Twice-weekly,
no drug holiday
150 mg/m
2
Dose-escalate through
MTD and/or Phase II
dose
1  Van den Abbeele AD, et al. Abstract 714, ECCO 13, 2005

Next Indication: Phase I/II NSCLC trial
•
Patient population
– Stage IIIb/IV NSCLC patients
•
Rationale from preclinical data
– Mutant EGFR is highly sensitive to treatment with IPI-504
– Kinase inhibitor (Tarceva, Iressa) resistance mutations are equally sensitive to treatment with IPI-504
•
Trial design
– Dose escalate to determine MTD followed by expansion
– Assess response by RECIST, correlate with EGFR mutation status (+/-)
– Additional assessment with PET
•
Lead investigator
– Dr. Thomas Lynch, Massachusetts General Hospital
•
Expect to treat first patient in 1H07

0
500
1000
1500
2000
2500
3000
3500
4000
12 15 19 22 26 27 32
Days Post-Implant
IPI-504 Vehicle
Gefitinib Vehicle
100mpk Gefitinib, oral (daily for 3 weeks)
100mpk IPI-504, IP (2x weekly)
69%
difference
in tumor
volume
(p=0.009)
IPI-504 is active preclinically against Tarceva/Iressa-
resistant NSCLC

H8
H5
C
L2
N
GDM from complex
super-imposed on
the apo structures
H4
Closed (apo-I222)
Open (apo-P2₁)
GDM from Complex

Infinity
PHARMACEUTICALS

Heat shock protein 90 (Hsp90) is an emerging cancer
target
Function of Hsp90
•
“Chaperone” protein responsible for proper
folding and function of some proteins
Function of Hsp90 in cancer cells
•
Many oncogenic proteins rely on Hsp90 to
function
•
Inhibiting Hsp90 is another way to inhibit
the oncogenic proteins themselves

Apoptosis
Tyrosine kinase
inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Oncogenic protein
drives cancer cell
survival & growth
Resistance mutations
evade TKI therapy
IPI-504
IPI-504: an alternative to direct inhibition of oncogenic
proteins
IPI-504
Dependent on
Hsp90 for function
Still dependent on
Hsp90 for function

Potential advantages of IPI-504
1. Equally potent to targeted
therapies (e.g., Gleevec)
2. Overcome resistance to kinase
inhibitors in refractory settings
3. Active against multiple
resistance mutations
4. Synergistic in combination with
kinase inhibitors
Front-line use
Refractory settings where TKI
has failed
Fast path to market due to high
unmet medical need
Less reliant on genotyping or
patient subpopulations
Earlier lines of therapy
Expanded market potential
Potential opportunity Preclinical evidence

0%
20%
40%
60%
80%
100%
15 35 55 75 95
Days post BMT
Placebo
Gleevec
IPI-504 (50 mpk/d)
IPI-504 (100 mpk/d)
Overcomes resistance to kinase inhibitors in preclinical
models of refractory settings
Oral IPI-504 prolongs survival in Bcr-Abl T315I mice (Gleevec-resistant)
Collaboration:
Shauguang Li, Jackson Labs

0%
20%
40%
60%
80%
100%
15 35 55 75 95
Days post BMT
Overcomes resistance to kinase inhibitors in preclinical
models of refractory settings
Placebo
Gleevec
IPI-504 (50 mpk/d)
IPI-504 (100 mpk/d)
Oral IPI-504 prolongs survival in Bcr-Abl T315I mice (Gleevec-resistant)
Collaboration:
Shauguang Li, Jackson Labs

0%
20%
40%
60%
80%
100%
15 35 55 75 95
Days post BMT
Overcomes resistance to kinase inhibitors in preclinical
models of refractory settings
Placebo
Gleevec
IPI-504 (50 mpk/d)
IPI-504 (100 mpk/d)
Oral IPI-504 prolongs survival in Bcr-Abl T315I mice (Gleevec-resistant)
Collaboration:
Shauguang Li, Jackson Labs

Collaboration:
Shauguang Li, Jackson Labs
0%
20%
40%
60%
80%
100%
15 35 55 75 95
Days post BMT
Overcomes resistance to kinase inhibitors in preclinical
models of refractory settings
Placebo
Gleevec
IPI-504 (50 mpk/d)
IPI-504 (100 mpk/d)
Oral IPI-504 prolongs survival in Bcr-Abl T315I mice (Gleevec-resistant)

% Survival

% Survival

% Survival

% Survival

Infinity
PHARMACEUTICALS

Active against multiple resistant mutations
0
20
40
60
80
100
15 20 25 30 35 40 45 50 55 60 65 70
Days post BMT
Placebo
IPI-504
T315I
0
20
40
60
80
100
20 30 40 50 60 70 80 90
Days post BMT
Placebo
IPI-504
E225K
0
20
40
60
80
100
12 16 20 24 28 32 36 40 44 48
Days post BMT
Placebo
IPI-504
M351T
0
20
40
60
80
100
13 17 21 25 29 33
Days post BMT
Placebo
IPI-504
Y253F
IPI-504 at 50 mpk/d
Collaboration:
Shauguang Li, Jackson Labs
Oral IPI-504 in Bcr-Abl mice with various resistance mutations

0
20
40
60
80
100
20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100
Days post BMT
Placebo
Gleevec
IPI-504
Gleevec+IPI-504
Oral IPI-504 in Bcr-Abl
mice with mixed-population tumors (both “wild-type”-and
T315I Bcr-Abl tumor cells)
Synergistic in combination with kinase inhibitors in
preclinical studies
IPI-504 at 50 mpk/d
Collaboration:
Shauguang Li, Jackson Labs

Long list of oncogenic proteins depend on Hsp90…
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Prostate (PTEN-/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
EGFR
VEGFR / HIF-1a
p-Akt
Hsp90
client proteins
Broad clinical
potential for
Hsp90
inhibition

Gleevec
®
/Sprycel
®
Investigational
Investigational
Gleevec
®
/Sutent
®
Herceptin
®
/Tykerb
®
Tarceva
®
/Erbitux
®
Nexavar
®
/Sutent
®
Investigational
Targeted therapy
…with well-validated commercial potential
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Prostate (PTEN-/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
EGFR
VEGFR / HIF-1a
p-Akt
Broad clinical
and commercial
potential for
Hsp90
inhibition
Hsp90
client proteins

•
Focus on most rapid path to registration
–
Single-agent activity in refractory setting (potential for accelerated approval)
•
In parallel, initiate additional trials for broader indications
–
Additional solid and hematological tumors in refractory settings
–
Combination therapy with standards of care to expand market
potential
IPI-504 clinical development strategy

29 Preclinical programs Hedgehog, Bcl-2 * * * * *

Overview of Hedgehog program
•
Role of Hedgehog pathway in cancer (emerging rationale)
–
Aberrantly up-regulated in a variety of lethal cancers
–
May be implicated in cancer stem cell signaling
• Cancer stem cells suspected to be progenitor cells primarily responsible for tumor growth, survival, and metastasis
•
Infinity’s program
–
Highly potent, systemic inhibitors of Hedgehog pathway
–
Clinical candidate to be selected in 2007
–
MedImmune alliance
–
Opportunity for best-in-class product

Overview of Bcl-2 program
•
Role of Bcl-2 in cancer
–
Central molecule in the apoptosis pathway (along with XIAP)
–
Promotes cancer cell survival, including drug resistance, by inhibiting apoptosis
•
Infinity’s program
–
Novel, highly-potent and on-target inhibitors of Bcl-2 and Bcl-2/Bcl-xL
–
Lead optimization; potential for clinical candidate selection in 2007
–
Novartis alliance
–
Opportunity for best-in-class product

32 Corporate Alliances and Financials Strong validation, significant value retention * * * * *

AMGEN NOVARTIS
Johnson & Johnson

NOVARTIS

Infinity
PHARMACEUTICALS

Chemistry platform
2004-2006
Core technology
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Potential royalties
• No downstream rights
Chemistry platform
2004-2006
Core technology
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Potential royalties
• No downstream rights
1
st
and 2
nd
generation alliances
Build the company
Traditional product-based license
Bcl-2/Bcl-xL
March 2006
Discovery
• $30M upfront & committed
• >$370M milestones
• Significant WW royalty
• Co-promotion right in US

3
rd
generation alliance
Ensure near-term financial strength and long-term value
Multi-program partnership;
R&D and commercial jointly led
Hsp90/Hedgehog
August 2006
Preclinical/Phase I
• $70M upfront
• $430M milestones
• 50/50 R&D cost share
• 50/50 WW profit split
• Co-promotion right in US
• Leverage Infinity’s
strengths in chemistry
and oncology
• Add MedImmune’s
worldwide registration
and commercialization
reach
• Align with MedImmune’s
strategic expansion in
oncology

Strong balance sheet and cash runway
•
January 2007 cash and equivalents (unaudited) : ~$135M
–
Includes $35M payment from MedImmune received on January 5, 2007
(second half of upfront fee from collaboration)
•
Burn rate well-controlled via alliances
–
50% cost-sharing of Hsp90, Hedgehog programs with MedImmune
–
100% of Bcl-2 program funded by Novartis
•
January 2008 cash and equivalents (projected) : >$100M
•
Cash runway through at least the end of 2009
–
Based on current projected operating plan

36 Corporate Summary Proven team, track record of success * * * * *

Leadership
Steven Holtzman, CEO
Millennium, DNX
Julian Adams, Ph.D., President &
CSO
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins, EVP & CBO
Transform, Genetics Institute,
Bain, GE
David Grayzel, M.D., VP Clinical
Development & Medical Affairs
Dyax,  Mass General Hospital
Steven Kafka, Ph.D., VP Strategic Product
Planning & Finance
Millennium, Strategic Decisions Group
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corporate & Product
Development
McKinsey & Co, Harvard Center for Genomics
Research
Jim Wright, Ph.D., VP Pharmaceutical
Development
Millennium, Alkermes, Boehringer Ingelheim,
Syntex, U. of Wisconsin

•
Advance product pipeline
2006 Infinity goals and achievements
AMGN extension
Novartis on track
J&J complete
NVS (Bcl)
Reverse merger
with DPI
(3+ years of cash)
+
+
MEDI (Hsp90, HH)
IPI-504:
Well-tolerated in Phase I
Biological activity in
resistant GIST
+
•
Successful execution of
technology access alliances
•
At least one new corporate alliance
•
Financing event
–
Year-end cash runway:
12-24 months

2007 Infinity goals and milestones: R&D
•
Initiate Phase I/II trial of IPI-504 in NSCLC (1H07)
•
Complete Phase I trial of IPI-504 in GIST (2H07)
•
Progress IPI-504 to one or more Phase II trials (2H07)
•
Initiate IPI-504 combination study (2H07)
•
Enter clinic with oral formulation of IPI-504 (2H07)
•
Select clinical candidate for Hedgehog program
•
Continue progress with Novartis-on Bcl-2 program
•
Advance early discovery programs

2007 Infinity goals and milestones: Business
•
Maintain a strong balance sheet
–
End 2007 with >$100M
cash and runway through at least the end of 2009
(based on current operating plan)
•
Sustain excellence in strategic alliances with MedImmune and
Novartis
•
Employ position of strength to strategically to create shareholder value
– Evaluate business development and other value-adding opportunities

Infinity Pharmaceuticals (NASDAQ: INFI) Overview for investor presentations January 2007